Exhibit 99.2

Quarterly Investor Supplement

September 30, 2026

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Nine Months Ended September 30, 2026. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Investor Contact:

Voya Financial	Mei Ni Chu
200 Park Avenue	IR@voya.com
New York, New York 10166	Web Site:
NYSE Ticker:	investors.voya.com
VOYA

Table of Contents

	Page		Page
Consolidated		Administrative Expenses and Adjusted Operating Return on Capital
Explanatory Note on Non-GAAP Financial Information	3 - 5	Administrative Expenses	31
Key Metrics	6	Adjusted Operating Return on Allocated Capital	32
Consolidated Statements of Operations	7	Investment Information
Consolidated Adjusted Operating Earnings Before Income Taxes	8	Portfolio Results GAAP Book Value, Gross Investment Income, and
Adjusted Operating Earnings Before Income Taxes by Segment (QTD)	9	Earned Rate by Asset Class	34
Adjusted Operating Earnings Before Income Taxes by Segment (YTD)	10	Portfolio Results Statutory Carrying Values by Asset Class and NAIC
Consolidated Balance Sheets	11	Ratings	35
DAC/VOBA Segment Trends	12	Alternative Investment Income	36
Consolidated Capital Structure	13	Reconciliations
Consolidated Assets Under Management, Assets Under Administration		Reconciliation of Adjusted Operating Earnings Before Income Taxes and
and Advisement	14	Earnings Per Common Share (Diluted) (QTD)	38
Retirement		Reconciliation of Adjusted Operating Earnings Before Income Taxes and
Sources of Adjusted Operating Earnings Before Income Taxes		Earnings Per Common Share (Diluted) (YTD)	39
and Key Metrics	16	Reconciliation of Adjusted Operating Earnings Before Income Taxes and
Client Assets Rollforward by Product Group	17 - 18	Earnings Per Common Share (Diluted) (TTM)	40
Investment Management		Reconciliation of Adjusted Operating Revenues and Adjusted Operating
Sources of Adjusted Operating Earnings Before Income Taxes	20	Benefits and Expenses	41
Analysis of AUM and AUA	21	Reconciliation of Net Revenues	42
Net Flows Summary	22	Reconciliation of Adjusted Operating Return on Common Equity
Account Value Rollforward by Source	23	Excluding AOCI and NOL DTA	43
Account Value by Asset Type	24	Reconciliation of Book Value Per Common Share, Excluding AOCI and
Employee Benefits		Leverage Ratio	44
Sources of Adjusted Operating Earnings Before Income Taxes	26	Appendix
Key Metrics	27	Quarterly Loss Ratio Development for Group Stop Loss	46
Corporate
Adjusted Operating Earnings Before Income Taxes	29

Voya Financial	Page 3 of 46
Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments. It excludes results from exited businesses and items that tend to be highly variable from period to period based on capital market conditions or other factors which distort the ability to make a meaningful evaluation of our segments. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) before income taxes. Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as the U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity;
•Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as the results attributable to the redeemable noncontrolling interest (referred to as the noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt;
•Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses; and
•Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses);
•Revenues related to businesses exited or to be exited through reinsurance or divestment;
•Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or VOEs; and
•Other adjustments that primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.

Voya Financial	Page 4 of 46

Explanatory Note on Non-GAAP Financial Information
Adjusted Operating Benefits and Expenses
Adjusted operating benefits and expenses is a measure of our segment operating benefits and expenses and a non-GAAP financial measure. Each segment’s Adjusted operating benefits and expenses are calculated by adjusting Total benefits and expenses for the following items:
• Changes in market risk benefits;
• Benefits and expenses related to businesses exited or to be exited through reinsurance or divestment;
• Expenses attributable to noncontrolling interests;
• Dividend payments made to preferred shareholders are included in adjusted operating benefits and expenses to reflect expenses related to our common shareholders;
• Other adjustments include:
• Income (loss) related to early extinguishment of debt;
• Impairment of goodwill and intangible assets;
• Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
• Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments;
• Commissions paid to our broker-dealers for sales of non-proprietary products, other items where the income is passed on to third parties, which are reflected in adjusted operating revenue with the fee income related to those products and the elimination of intercompany investment expenses included in Adjusted operating benefits and expenses;
• Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
The most directly comparable U.S. GAAP measure to Adjusted operating benefits and expenses is Total benefits and expenses. For a reconciliation of Adjusted operating benefits and expenses to Total benefits and expenses, refer to the “Reconciliations” section of this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe that this supplemental information is useful because we use it to analyze our business and it can help investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee-based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Premium taxes, fees and assessments include taxes on paid premium, fees associated with business volumes and assessments from insurance departments.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.

Voya Financial	Page 5 of 46

Explanatory Note on Non-GAAP Financial Information
Adjusted Operating Return on Common Equity excluding AOCI
•We believe Adjusted operating return on common equity excluding AOCI is a useful measure which indicates how effectively we are generating returns for common shareholders on our net worth and excludes AOCI which can be highly variable primarily due to changes in interest rates.
•The closest GAAP measure is the Return on Voya Financial, Inc's Equity which is GAAP Net Income Attributable to common shareholders divided by Total Voya Financial, Inc. Shareholders' Equity.
•Adjusted operating return on common equity is defined as after-tax adjusted operating earnings divided by Voya Financial, Inc. common shareholders' equity excluding AOCI.
•We also report Adjusted operating return on common equity excluding AOCI and NOL DTA which excludes components of the Deferred Tax Asset ("DTA") related to federal loss carryforwards ("NOL") plus certain tax credits from the denominator.
•Please see the “Reconciliations” section of this document for a reconciliation of Return on Voya Financial, Inc's Equity to Adjusted operating return on common equity excluding AOCI and Adjusted operating return on common equity excluding AOCI and NOL DTA.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee-based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•The primary adjustment to derive Net revenue is reducing Adjusted operating revenues by “Interest credited and other benefits to contract owners / policyholders”. This adjustment primarily reflects the interest credited to customers for general account products in our Retirement and Employee Benefits segments and the benefits paid to customers in our Employee Benefits segment for Group Life, Stop Loss, and Voluntary products. This adjustment allows us to report to investors our investment spread and our net underwriting gain and loss, which are meaningful measures used by management to evaluate our business and segment performance. Investment spread informs investors how we set crediting rates relative to the yield we earn on our general account investments and net underwriting gain and loss informs investors how we set premiums relative to incurred benefits to policyholders (“loss ratio”).
•We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 46

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Net income (loss) available to Voya Financial, Inc.'s common shareholders	193	90	165	136	176	448	477
Per common share (basic)	2.14	0.99	1.78	1.43	1.82	4.90	4.96
Per common share (diluted)	2.09	0.97	1.75	1.41	1.80	4.82	4.88
Adjusted operating earnings: (1)
Before income taxes	288	167	257	226	290	711	811
After income taxes	240	140	214	188	239	594	674
Effective tax rate	16.5%	16.3%	16.9%	17.1%	17.8%	16.6%	17.0%
Per common share (diluted)	2.60	1.51	2.26	1.94	2.45	6.38	6.90
Return on Equity
TTM Return on Voya Financial, Inc's Equity	12.5%	11.8%	13.4%	13.3%	12.8%	12.5%	12.8%
TTM Adjusted operating return on common equity excluding AOCI (1)	12.8%	12.8%	14.5%	14.3%	13.6%	12.8%	13.6%
TTM Adjusted operating return on common equity excluding AOCI and NOL DTA (1)	16.3%	16.4%	18.7%	18.6%	17.9%	16.3%	17.9%
Shareholder's Equity:
Total Voya Financial, Inc. Shareholders' Equity	3,810	4,685	4,658	4,953	4,957	3,810	4,957
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI	6,090	6,025	6,107	6,129	6,123	6,090	6,123
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI and NOL DTA	4,842	4,746	4,797	4,800	4,751	4,842	4,751
Book value per common share (including AOCI)	35.65	44.96	43.79	46.28	45.55	35.65	45.55
Book value per common share (excluding AOCI) (2)	67.89	66.50	66.09	65.34	64.18	67.89	64.18
Leverage Ratios:
Debt-to-Capital	35.4%	31.0%	34.9%	29.8%	29.8%	35.4%	29.8%
Financial Leverage - excluding AOCI (2)	27.2%	27.6%	29.7%	27.0%	26.7%	27.2%	26.7%
Shares:
Weighted-average common shares outstanding
Basic	90	91	93	95	96	91	96
Dilutive effects (3)	2	2	1	2	2	2	2
Diluted	92	92	95	97	97	93	98
Ending shares outstanding	90	91	92	94	95	90	95
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	100	150	150	120	80	400	80
Dividends to common shareholders	43	42	44	44	43	129	130
Total cash returned to common shareholders	143	192	194	164	123	529	210

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 44 of this document.
(3) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

Voya Financial	Page 7 of 46

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025

Revenues
Net investment income	581	537	569	591	583	1,687	1,727
Fee income	640	620	604	633	616	1,864	1,763
Premiums	705	716	744	738	719	2,165	2,174
Net gains (losses)	(108)	(40)	(45)	(34)	(21)	(193)	(96)
Other revenues	114	112	109	136	100	335	304
Income (loss) related to consolidated investment entities	93	(49)	50	47	131	94	206
Total revenues	2,025	1,896	2,031	2,111	2,128	5,952	6,078
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(782)	(825)	(819)	(875)	(850)	(2,426)	(2,486)
Operating expenses	(831)	(898)	(848)	(937)	(829)	(2,577)	(2,510)
Net amortization of DAC/VOBA	(61)	(62)	(65)	(64)	(65)	(188)	(185)
Interest expense	(30)	(33)	(29)	(28)	(29)	(92)	(89)
Operating expenses related to consolidated investment entities	(34)	(44)	(40)	(38)	(48)	(118)	(140)
Total benefits and expenses	(1,738)	(1,862)	(1,801)	(1,942)	(1,821)	(5,401)	(5,410)
Income (loss) before income taxes	287	34	230	169	307	551	668
Income tax expense (benefit)	34	16	35	20	35	85	84
Net income (loss)	253	18	195	149	272	466	584
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	44	(76)	13	9	80	(19)	70
Net income (loss) available to Voya Financial, Inc.	209	94	182	140	192	485	514
Less: Preferred stock dividends	16	4	17	4	16	37	37
Net income (loss) available to Voya Financial, Inc.'s common shareholders	193	90	165	136	176	448	477

Voya Financial	Page 8 of 46

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	523	465	511	537	542	1,499	1,584
Fee income	636	622	605	636	617	1,863	1,765
Premiums	697	717	740	729	716	2,154	2,170
Other revenue	83	79	76	105	68	239	211
Adjusted operating revenues (1)	1,940	1,883	1,932	2,006	1,942	5,755	5,731

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(759)	(785)	(764)	(838)	(781)	(2,308)	(2,325)
Operating expenses	(792)	(839)	(811)	(852)	(768)	(2,443)	(2,317)
Net amortization of DAC/VOBA	(38)	(39)	(42)	(40)	(40)	(118)	(112)
Interest expense (2)	(47)	(38)	(48)	(34)	(47)	(133)	(127)
Adjusted operating benefits and expenses (1)	(1,637)	(1,701)	(1,665)	(1,763)	(1,635)	(5,002)	(4,880)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	303	183	267	244	307	753	852
Less: Earnings (loss) attributable to the noncontrolling interest (3)	15	16	11	17	17	42	41
Adjusted operating earnings before income taxes (1)	288	167	257	226	290	711	811

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Retirement	867	799	821	866	853	2,487	2,475
Investment Management	260	255	251	290	257	766	740
Employee Benefits	808	821	855	845	829	2,484	2,502
Corporate	5	8	5	6	3	18	14
Adjusted operating revenues (1)	1,940	1,883	1,932	2,006	1,942	5,755	5,731

Adjusted operating earnings before income taxes
Retirement	266	190	209	255	261	665	703
Investment Management	58	57	46	72	62	161	155
Employee Benefits	51	22	63	(10)	47	136	162
Corporate (4)	(87)	(102)	(61)	(90)	(80)	(251)	(208)
Adjusted operating earnings before income taxes (1)	288	167	257	226	290	711	811

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.
(3) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.
(4) The third quarter of 2026 includes pre-tax severance expenses of approximately $25 million.

Voya Financial	Page 9 of 46

Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended September 30, 2026
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	474	5	40	5	523
Fee income	370	247	20	—	636
Premiums	—	—	697	—	697
Other revenue	23	8	51	—	83
Adjusted operating revenues (1)	867	260	808	5	1,940

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(229)	—	(530)	—	(759)
Operating expenses (2)	(345)	(183)	(216)	(48)	(792)
Net amortization of DAC/VOBA	(27)	—	(11)	—	(38)
Interest expense (3)	—	—	—	(47)	(47)
Adjusted operating benefits and expenses (1)	(601)	(183)	(757)	(96)	(1,637)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	266	77	51	(91)	303
Less: Earnings (loss) attributable to the noncontrolling interest (4)	—	18	—	(3)	15
Adjusted operating earnings before income taxes (1)	266	58	51	(87)	288

	Three Months Ended September 30, 2025
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	482	12	45	3	542
Fee income	349	245	22	—	617
Premiums	—	—	716	—	716
Other revenue	22	—	46	—	68
Adjusted operating revenues (1)	853	257	829	3	1,942

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(235)	—	(546)	—	(781)
Operating expenses	(329)	(177)	(225)	(37)	(768)
Net amortization of DAC/VOBA	(28)	—	(12)	—	(40)
Interest expense (3)	—	—	—	(47)	(47)
Adjusted operating benefits and expenses (1)	(592)	(177)	(783)	(84)	(1,635)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	261	80	47	(81)	307
Less: Earnings (loss) attributable to the noncontrolling interest (4)	—	18	—	(1)	17
Adjusted operating earnings before income taxes (1)	261	62	47	(80)	290

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Corporate includes pre-tax severance expenses of approximately $25 million.
(3) Includes dividend payments made to preferred shareholders.
(4) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 10 of 46

Adjusted Operating Earnings Before Income Taxes by Segment

	Nine Months Ended September 30, 2026
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	1,352	14	116	18	1,499
Fee income	1,060	742	61	—	1,863
Premiums	—	—	2,154	—	2,154
Other revenue	75	10	153	—	239
Adjusted operating revenues (1)	2,487	766	2,484	18	5,755

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(682)	—	(1,626)	—	(2,308)
Operating expenses (2)	(1,057)	(556)	(685)	(143)	(2,443)
Net amortization of DAC/VOBA	(83)	—	(37)	—	(118)
Interest expense (3)	—	—	—	(133)	(133)
Adjusted operating benefits and expenses (1)	(1,822)	(556)	(2,348)	(276)	(5,002)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	665	210	136	(258)	753
Less: Earnings (loss) attributable to the noncontrolling interest (4)	—	49	—	(7)	42
Adjusted operating earnings before income taxes (1)	665	161	136	(251)	711

	Nine Months Ended September 30, 2025
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	1,422	24	125	14	1,584
Fee income	986	718	61	—	1,765
Premiums	—	—	2,170	—	2,170
Other revenue	67	(2)	146	—	211
Adjusted operating revenues (1)	2,475	740	2,502	14	5,731

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(698)	—	(1,627)	—	(2,325)
Operating expenses	(991)	(541)	(686)	(99)	(2,317)
Net amortization of DAC/VOBA	(83)	—	(28)	—	(112)
Interest expense (3)	—	—	—	(127)	(127)
Adjusted operating benefits and expenses (1)	(1,772)	(541)	(2,340)	(226)	(4,880)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	703	199	162	(212)	852
Less: Earnings (loss) attributable to the noncontrolling interest (4)	—	44	—	(3)	41
Adjusted operating earnings before income taxes (1)	703	155	162	(208)	811

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Corporate includes pre-tax severance expenses of approximately $70 million.
(3) Includes dividend payments made to preferred shareholders.
(4) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 11 of 46

Consolidated Balance Sheets

	Balances as of
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Assets
Total investments	37,261	37,650	38,124	38,571	38,199
Cash and cash equivalents	1,102	1,008	969	1,228	1,157
Assets held in separate accounts	116,213	119,424	108,467	113,007	111,950
Premium receivable and reinsurance recoverable, net	10,115	10,426	10,609	10,713	10,835
Short term investments under securities loan agreement and accrued investment income	1,449	1,377	1,430	1,398	1,437
Deferred policy acquisition costs, Value of business acquired	2,296	2,328	2,364	2,401	2,435
Deferred income taxes	2,088	1,872	1,911	1,871	1,872
Other assets (1)	4,764	4,768	4,789	4,845	4,903
Assets related to consolidated investment entities	4,055	4,093	4,770	4,825	4,660
Total Assets	179,343	182,946	173,433	178,859	177,448
Liabilities
Future policy benefits and contract owner account balances	48,349	48,524	49,028	49,356	49,337
Liabilities related to separate accounts	116,213	119,424	108,467	113,007	111,950
Payables under securities loan agreements, including collateral held	1,349	1,309	1,218	1,273	1,375
Short-term debt	13	153	587	586	586
Long-term debt	2,073	1,950	1,913	1,518	1,518
Other liabilities (2)	3,560	2,891	2,907	3,492	3,192
Liabilities related to consolidated investment entities	1,920	2,053	2,607	2,588	2,407
Total Liabilities	173,477	176,304	166,727	171,820	170,365
Mezzanine Equity
Redeemable noncontrolling interest	229	230	226	222	221
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(1,456)	(1,347)	(1,188)	(1,010)	(883)
Additional paid-in capital	6,450	6,421	6,395	6,358	6,316
Retained earnings (deficit)	1,707	1,562	1,511	1,392	1,301
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,702	6,637	6,719	6,741	6,735
Accumulated other comprehensive income	(2,892)	(1,952)	(2,061)	(1,788)	(1,778)
Total Voya Financial, Inc. Shareholders' Equity	3,810	4,685	4,658	4,953	4,957
Noncontrolling interest	1,827	1,727	1,822	1,864	1,905
Total Shareholders' Equity	5,637	6,412	6,480	6,817	6,862
Total Liabilities, Mezzanine Equity and Shareholders' Equity	179,343	182,946	173,433	178,859	177,448

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities and Derivatives.

Voya Financial	Page 12 of 46

DAC/VOBA Segment Trends

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Retirement
Balance as of Beginning-of-Period	1,364	1,376	1,387	1,398	1,410	1,387	1,044
Additions related to business acquisitions(1)	—	—	—	—	—	—	390
Deferrals of commissions and expenses	16	14	17	17	16	47	46
Amortization	(27)	(27)	(27)	(28)	(28)	(81)	(82)
Balance as of End-of-Period	1,353	1,364	1,376	1,387	1,398	1,353	1,398
Deferred Sales Inducements as of End-of-Period	22	21	21	21	22	22	22

Employee Benefits
Balance as of Beginning-of-Period	237	236	240	241	241	240	234
Deferrals of commissions and expenses	10	13	10	12	11	33	35
Amortization	(11)	(12)	(14)	(12)	(12)	(37)	(28)
Balance as of End-of-Period	237	237	236	240	241	237	241

Total
Balance as of Beginning-of-Period	1,601	1,613	1,627	1,638	1,651	1,627	1,278
Additions related to business acquisitions(1)	—	—	—	—	—	—	390
Deferrals of commissions and expenses	27	27	27	29	27	81	81
Amortization	(38)	(39)	(42)	(40)	(40)	(118)	(111)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,590	1,601	1,613	1,627	1,638	1,590	1,638
Balance as of End-of-Period, businesses exited through reinsurance or divestment (2)	706	727	751	774	797	706	797
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,296	2,328	2,364	2,401	2,435	2,296	2,435

(1) Includes VOBA related to the OneAmerica transaction. For further details, refer to our Quarterly Report on Form 10-Q for the first quarter 2025.
(2) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Retirement annuities policies that were not part of the divested businesses.

Voya Financial	Page 13 of 46

Consolidated Capital Structure

	Balances as of
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025

Financial Debt
Senior bonds	1,736	1,753	2,150	1,754	1,754
Subordinated bonds	350	350	349	349	349
Other debt	—	—	1	1	1
Total Financial Debt	2,086	2,103	2,500	2,104	2,104
Other financial obligations (1)	341	332	334	329	289
Total Financial Obligations	2,427	2,435	2,834	2,433	2,393

Mezzanine Equity
Redeemable noncontrolling interest	229	230	226	222	221
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	6,090	6,025	6,107	6,129	6,123
Total Equity (Excluding AOCI)	6,702	6,637	6,719	6,741	6,735
Accumulated other comprehensive income (AOCI)	(2,892)	(1,952)	(2,061)	(1,788)	(1,778)
Total Voya Financial, Inc. Shareholders' Equity	3,810	4,685	4,658	4,953	4,957
Noncontrolling interest	1,827	1,727	1,822	1,864	1,905
Total Shareholders' Equity	5,637	6,412	6,480	6,817	6,862

Capital
Capitalization (3)	5,896	6,788	7,158	7,057	7,061
Adjusted Capitalization excluding AOCI (4)	11,185	11,029	11,601	11,260	11,254

Leverage Ratios
Debt-to-Capital (5)	35.4%	31.0%	34.9%	29.8%	29.8%
Financial Leverage excluding AOCI (6)	27.2%	27.6%	29.7%	27.0%	26.7%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(4) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(5) Total Financial Debt divided by Capitalization.
(6) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI. This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 44 of this document.

Voya Financial	Page 14 of 46

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of September 30, 2026
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)	Total AUM and AUA
Retirement (1)	31,801	111,508	176,667	319,976	558,006	877,982
Investment Management	35,525	34,352	292,901	362,778	62,192	424,969
Employee Benefits	1,827	19	—	1,846	—	1,846
Eliminations/Other (3)	(33,628)	(29,666)	(15,355)	(78,649)	(41,210)	(119,859)
Total AUM and AUA	35,525	116,213	454,213	605,951	578,988	1,184,938

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Assets for which administrative or advisory services are performed. Retirement Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Advisory include Mutual Fund, Institutional, Stable Value, and General Account assets for which investment advisory, portfolio management, or related investment oversight services are provided.

(3) Includes eliminations for AUM and AUA in our Retirement and Employee Benefit segments that are managed by our Investment Management segment and also reported in their AUM and AUA.

Retirement

Voya Financial	Page 16 of 46
Retirement Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Sources of Adjusted operating earnings before income taxes:
Gross investment income	419	420	416	426	429	1,681	1,664
Investment expenses	(20)	(20)	(20)	(20)	(19)	(81)	(76)
Credited interest	(226)	(224)	(222)	(229)	(231)	(901)	(897)
Net Margin	173	176	174	177	179	699	691
Alternative investment income (1)	40	(12)	29	47	42	104	139
Other investment income (2)	33	32	28	23	27	117	109
Investment spread and other investment income	246	196	231	247	248	920	939
Full Service Fee-based revenue (3)	237	224	216	236	225	913	811
Recordkeeping and other fee-based revenue	149	142	142	143	140	576	522
Total Fee-based margin	386	366	358	379	365	1,489	1,333
Net underwriting gain (loss) and other revenue	6	10	6	5	5	27	25
Net revenue (4)	638	573	595	631	618	2,437	2,296
Administrative expenses	(265)	(275)	(286)	(271)	(254)	(1,097)	(997)
Net commissions	(80)	(80)	(73)	(77)	(74)	(310)	(282)
DAC/VOBA and other intangibles amortization	(27)	(27)	(28)	(28)	(28)	(110)	(104)
Adjusted operating earnings before income taxes	266	190	209	255	261	920	913
Adjusted Operating Margin TTM	37.8%	37.9%	39.4%	39.8%	39.8%
Full Service Revenue (5)
Full Service Investment spread and other investment income	232	185	219	238	236	874	883
Full Service Fee-based revenue	237	224	216	236	225	913	811
Total Full Service Revenue	469	409	435	474	461	1,787	1,693
Client Assets
Fee-based	779,587	766,014	685,029	701,089	689,147	779,587	689,147
Spread-based (6)	31,801	32,057	32,492	32,684	32,994	31,801	32,994
Investment-only Stable Value	38,010	36,965	36,673	36,659	36,245	38,010	36,245
Wealth Management (7)	33,637	33,509	30,261	30,852	30,363	33,637	30,363
Eliminations (8)	(5,053)	(5,088)	(4,755)	(4,776)	(3,930)	(5,053)	(3,930)
Total Client Assets	877,982	863,457	779,701	796,508	784,821	877,982	784,821

(1) See page 36 for additional detail on Alternative investment income.
(2) Includes investment income on assets backing surplus, excluding Alternative investment income, investment income on cash balances, and income from policy loans.
(3) The fourth quarter of 2025 includes approximately $11 million of revenue true-up not expected to recur in first quarter of 2026.
(4) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(5) Excludes Net underwriting gain (loss) and other revenue.
(6) Spread-based Client Assets include Full Service, as well as proprietary IRA mutual fund product and other guaranteed payout products.
(7) Includes a proprietary IRA mutual fund product wholesaled as a manufacturer and sold to Wealth Management clients through a wholly owned broker-dealer and investment advisor, Voya Financial Advisor ("VFA"). Effective first quarter 2026, the VFA-sold or distributed portion previously eliminated through the Eliminations line is now eliminated within Wealth Management assets. This change did not affect Total Client Assets and prior periods have been recast for comparability.

(8) Includes eliminations for certain client assets included in Recordkeeping and Investment-only Stable Value to better reflect the asset bases generating revenue.

Voya Financial	Page 17 of 46
Retirement Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025

Full Service - Client Assets
Fee-based	262,116	265,910	240,088	248,617	248,945	262,116	248,945
Spread-based	31,547	31,791	32,218	32,405	32,709	31,547	32,709
Client Assets, end of period - Full Service Total	293,662	297,701	272,305	281,022	281,654	293,662	281,654

Full Service - Total
Client Assets, beginning of period	297,701	272,305	281,022	281,654	270,477	281,654	208,978
Transfers / Single deposits	2,925	2,560	2,354	2,460	1,910	10,299	9,345
Recurring deposits	5,212	5,525	6,005	5,008	5,272	21,750	20,583
Total Deposits	8,137	8,085	8,359	7,468	7,182	32,049	29,927
Surrenders, benefits, and product charges	(10,626)	(11,083)	(12,623)	(11,679)	(10,104)	(46,011)	(35,252)
Net Flows	(2,489)	(2,998)	(4,264)	(4,211)	(2,922)	(13,962)	(5,324)
Interest credited and investment performance	(1,549)	28,394	(4,453)	3,579	14,099	25,971	30,453
Transfer due to business acquisition	—	—	—	—	—	—	47,547
Client Assets, end of period - Full Service Total	293,662	297,701	272,305	281,022	281,654	293,662	281,654

Recordkeeping
Client Assets, beginning of period	493,823	439,488	446,988	434,835	419,669	434,835	335,774
Transfers / Single deposits	22,020	14,946	1,806	8,044	4,272	46,816	61,762
Recurring deposits	7,259	7,614	9,072	6,784	6,567	30,729	28,441
Total Deposits	29,279	22,560	10,878	14,828	10,839	77,545	90,203
Surrenders, benefits, and product charges	(13,018)	(11,484)	(15,811)	(12,379)	(18,949)	(52,691)	(50,586)
Net Flows	16,262	11,077	(4,933)	2,449	(8,110)	24,855	39,617
Interest credited and investment performance	1,129	43,258	(2,567)	9,704	23,276	51,524	46,363
Transfer due to business acquisition	—	—	—	—	—	—	13,080
Client Assets, end of period - Recordkeeping	511,214	493,823	439,488	446,988	434,835	511,214	434,835

Total Defined Contribution (1)
Client Assets, beginning of period	791,524	711,793	728,011	716,489	690,146	716,489	544,753
Transfers / Single deposits	24,945	17,506	4,160	10,503	6,182	57,114	71,107
Recurring deposits	12,471	13,140	15,077	11,793	11,839	52,481	49,024
Total Deposits	37,416	30,646	19,237	22,296	18,021	109,595	120,132
Surrenders, benefits, and product charges	(23,644)	(22,567)	(28,434)	(24,058)	(29,053)	(98,703)	(85,838)
Net Flows	13,772	8,079	(9,197)	(1,762)	(11,032)	10,892	34,293
Interest credited and investment performance	(420)	71,652	(7,021)	13,284	37,375	77,495	76,816
Transfer due to business acquisition	—	—	—	—	—	—	60,627
Client Assets, end of period - Total Defined Contribution	804,876	791,524	711,793	728,011	716,489	804,876	716,489

(1) Total of Full Service and Recordkeeping.

Voya Financial	Page 18 of 46
Retirement Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025

Defined Contribution Investment-only Stable Value (SV) (1)
Assets, beginning of period	36,965	36,673	36,659	36,245	36,678	36,245	34,744
Transfers / Single deposits	2,110	1,134	501	1,192	94	4,937	3,655
Recurring deposits	124	111	152	350	367	737	1,205
Total Deposits	2,234	1,246	653	1,542	462	5,675	4,861
Surrenders, benefits, and product charges	(963)	(790)	(1,096)	(1,713)	(1,716)	(4,562)	(4,882)
Net Flows	1,271	456	(443)	(171)	(1,254)	1,113	(21)
Interest credited and investment performance	(225)	(164)	456	585	821	652	1,522
Assets, end of period - Defined Contribution Investment-only SV	38,010	36,965	36,673	36,659	36,245	38,010	36,245

Wealth Management (2)(3)	33,637	33,509	30,261	30,856	30,367	33,637	30,367
Other Assets (4)	6,512	6,547	5,728	5,758	5,648	6,512	5,648
Eliminations (5)	(5,053)	(5,088)	(4,755)	(4,776)	(3,930)	(5,053)	(3,930)
Total Client Assets	877,982	863,457	779,701	796,508	784,821	877,982	784,821

(1) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(2) Includes a proprietary IRA mutual fund product wholesaled as a manufacturer and sold to Wealth Management clients through VFA. Effective first quarter 2026, the VFA-sold or distributed portion previously eliminated through the Eliminations line is now eliminated within Wealth Management assets. This change did not affect Total Client Assets and prior periods have been recast for comparability.

(3) Includes assets under advisement, which comprise brokerage and investment advisory assets offered through Voya’s registered investment advisors and broker-dealers affiliated with VFA, as well as a proprietary IRA mutual fund product that is distributed by VFA and other non-affiliated broker-dealers and investment advisors.

(4) Includes other guaranteed payout products and Non-qualified Retirement Plans.
(5) Includes eliminations for certain client assets included in Recordkeeping and Investment-only Stable Value to better reflect the asset bases generating revenue.

Investment Management

Voya Financial	Page 20 of 46
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Sources of Adjusted operating earnings before income taxes:
Investment capital income (1)	4	—	7	6	11	17	25
Other investment income	1	1	—	1	1	4	4
Investment spread and other investment income	5	2	7	7	12	21	29
Fee-based margin (2)	255	254	244	283	245	1,036	981
Net revenue (3)	260	255	251	290	257	1,056	1,010
Administrative expenses	(183)	(181)	(192)	(198)	(177)	(754)	(723)
Adjusted operating earnings before income taxes, including noncontrolling interest	77	74	59	92	80	302	287
Adjusted Operating Margin TTM	28.6%	29.0%	28.6%	28.3%	28.5%
Fee-based margin (2)
Investment advisory and administrative revenue	247	253	243	250	245	993	955
Other fee-based margin	8	1	1	33	—	43	25
Fee-based margin	255	254	244	283	245	1,036	981

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including noncontrolling interest	77	74	59	92	80	302	287
Less: Earnings (loss) attributable to the noncontrolling interest (4)	18	18	13	21	18	70	66
Adjusted operating earnings before income taxes	58	57	46	72	62	233	220

(1) See page 36 for additional detail on Alternative investment income, including Investment capital income.
(2) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 21 of 46
Investment Management Analysis of AUM and AUA

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Client Assets:
External Clients
Institutional	175,569	178,751	169,767	171,557	173,442	175,569	173,442
Retail (1)	151,684	162,342	146,764	151,279	156,355	151,684	156,355
Subtotal External Clients	327,253	341,093	316,532	322,835	329,797	327,253	329,797
General Account	35,525	36,118	36,899	37,290	36,503	35,525	36,503
Total Client Assets (AUM)	362,778	377,211	353,431	360,125	366,300	362,778	366,300
Assets under Advisory (AUA) (1)	62,192	62,666	58,989	62,030	53,527	62,192	53,527
Total AUM and AUA	424,969	439,877	412,420	422,155	419,827	424,969	419,827

Investment Advisory and Administrative Revenues (2)
External Clients
Institutional	97	97	92	94	92	380	359
Retail	128	132	127	134	130	521	505
Subtotal External Clients	224	230	219	228	222	901	864
General Account	18	19	19	18	18	74	73
Total Investment Advisory and Administrative Revenues (AUM)	243	248	238	246	240	975	937
Advisory Only Fees	4	4	5	4	4	17	19
Total Investment Advisory and Administrative Revenues	247	253	243	250	245	993	955

Revenue Yield (bps) (2)
External Clients
Institutional	21.9	22.2	21.4	21.7	21.6	21.8	22.0
Retail	32.8	33.8	33.8	34.1	33.1	33.5	33.2
Revenue Yield on External Clients	27.0	27.7	27.2	27.6	27.1	27.3	27.4
General Account	20.4	20.4	20.2	20.2	20.1	20.3	20.3
Revenue Yield on Client Assets (AUM)	26.4	27.0	26.5	26.8	26.4	26.6	26.7
Revenue Yield on Advisory Only Assets (AUA)	2.5	2.7	3.4	3.0	3.3	2.9	3.5
Total Revenue Yield on AUM and AUA (bps)	22.9	23.5	23.1	23.7	23.4	23.3	23.7

Revenue Yield on Client Assets (AUM) TTM	26.6	26.6	26.6	26.6	26.7	26.6	26.7

(1) In the fourth quarter of 2025, approximately $11 billion of separately managed account AUM was reclassified as AUA. This reclassification had an immaterial impact on revenue.
(2) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 22 of 46

Investment Management Net Flows Summary

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
AUM Net Flows:
Institutional Net Flows	870	1,611	403	686	3,560	3,570	11,701
Retail Net Flows	531	(426)	(338)	493	317	260	5,040
Net Flows from Divested Businesses (1)	(20)	(25)	(270)	(28)	(6,397)	(343)	(7,346)
Total AUM Net Flows	1,381	1,160	(205)	1,151	(2,520)	3,487	9,394
Net Flows excluding Net Flows from Divested Businesses	1,401	1,185	65	1,179	3,877	3,830	16,741
Total External Clients Organic Growth (Net Flows excluding Divested Businesses / Beginning period AUM)	0.4%	0.4%	—%	0.4%	1.2%	1.2%	5.5%

AUA Net Flows:
Assets Under Advisory Net Flows (AUA)	1,490	956	362	354	(1,278)	3,162	1,458
AUA Net Flows from Divested Businesses (1)	(9)	(5)	(84)	(11)	(523)	(109)	(648)
Total AUA Net Flows	1,481	951	278	343	(1,802)	3,053	810
AUA Organic Growth (AUA Flows excluding Divested Businesses / Beginning period AUA)	2.4%	1.6%	0.6%	0.7%	-2.4%	5.9%	2.9%

(1) In the third quarter of 2025, Net Flows from Divested Businesses primarily reflect the outflow of assets associated with a legacy partnership.

Voya Financial	Page 23 of 46
Investment Management Account Rollforward by Source

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Institutional AUM:
Beginning of period AUM	178,751	169,767	171,557	173,442	166,833	173,442	158,288
Inflows	7,086	10,008	5,562	7,672	12,780	30,328	38,829
Outflows	(6,216)	(8,397)	(5,159)	(6,986)	(9,219)	(26,758)	(27,128)
Net flows - Institutional	870	1,611	403	686	3,560	3,570	11,701
Change in Market Value	(4,082)	7,360	(1,850)	772	4,341	2,200	8,257
Other (Including Acquisitions / Divestitures)	30	15	(342)	(3,344)	(1,292)	(3,641)	(4,804)
End of period AUM - Institutional	175,569	178,751	169,767	171,557	173,442	175,569	173,442
Organic Growth (Net Flows/Beginning of period AUM)	0.5%	0.9%	0.2%	0.4%	2.1%	2.1%	7.4%
Market Growth %	-2.3%	4.3%	-1.1%	0.4%	2.6%	1.3%	5.2%

Retail AUM:
Beginning of period AUM	162,342	146,764	151,279	156,355	156,329	156,355	148,243
Inflows	11,685	11,512	10,474	12,033	11,408	45,704	46,367
Outflows	(11,154)	(11,938)	(10,812)	(11,540)	(11,091)	(45,444)	(41,327)
Net flows - Retail	531	(426)	(338)	493	317	260	5,040
Net Money Market Flows	(38)	(51)	(133)	(42)	(38)	(264)	192
Change in Market Value	(5,569)	17,113	(4,648)	2,289	7,072	9,185	12,553
Net Flows from Divested Businesses (1)	(20)	(25)	(270)	(28)	(6,397)	(343)	(7,346)
Other (Including Acquisitions / Divestitures) (2)	(5,562)	(1,034)	875	(7,787)	(927)	(13,508)	(2,326)
End of period AUM - Retail	151,684	162,342	146,764	151,279	156,355	151,684	156,355
Retail Organic Growth excluding Net Flows from Divested Businesses (Net Flows / Beginning of period AUM)	0.3%	-0.3%	-0.2%	0.3%	0.2%	0.2%	3.4%
Market Growth %	-3.4%	11.7%	-3.1%	1.5%	4.5%	5.9%	8.5%

(1) In the third quarter of 2025, Net Flows from Divested Businesses primarily reflect the outflow of assets associated with a legacy partnership.
(2) In the third quarter of 2026, Retail AUM Other primarily reflects a sub-advisor transition for assets acquired through an acquisition.

Voya Financial	Page 24 of 46
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Institutional
Equity	33,116	34,078	27,382	29,286	29,404
Fixed Income - Public	61,350	62,337	61,306	61,530	61,776
Fixed Income - Privates	69,607	71,105	70,118	70,105	69,611
Alternatives	11,496	11,231	10,961	10,636	12,651
Money Market	—	—	—	—	—
Total	175,569	178,751	169,767	171,557	173,442

Retail
Equity	78,961	82,402	70,203	73,239	77,684
Fixed Income - Public	68,641	75,682	72,138	73,414	73,976
Fixed Income - Privates	84	87	125	128	123
Alternatives	1,673	1,814	1,891	1,961	1,995
Money Market	2,325	2,356	2,407	2,537	2,576
Total	151,684	162,342	146,764	151,279	156,355

General Account
Equity	259	261	269	279	125
Fixed Income - Public	18,224	18,275	18,136	18,284	18,272
Fixed Income - Privates	14,793	15,341	16,005	16,072	15,973
Alternatives	1,731	1,982	1,960	2,003	1,712
Money Market	519	259	529	652	421
Total	35,525	36,118	36,899	37,290	36,503

Combined Asset Type
Equity	112,335	116,741	97,854	102,804	107,213
Fixed Income - Public	148,215	156,294	151,579	153,227	154,024
Fixed Income - Privates	84,483	86,533	86,248	86,305	85,707
Alternatives	14,899	15,027	14,813	14,600	16,359
Money Market	2,845	2,615	2,936	3,189	2,997
Total	362,778	377,211	353,431	360,125	366,300

Total Private and Alternative Assets	99,382	101,560	101,061	100,905	102,066
% of Private and Alternative Assets / Total AUM	27.4%	26.9%	28.6%	28.0%	27.9%

Employee Benefits

Voya Financial	Page 26 of 46
Employee Benefits Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Sources of Adjusted operating earnings before income taxes:
Gross investment income	26	28	27	27	27	108	107
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(11)	(11)	(11)	(11)	(11)	(44)	(46)
Net margin	14	15	14	15	15	58	57
Alternative investment income (1)	3	(3)	5	8	7	13	22
Other investment income	11	11	12	11	12	45	40
Investment spread and other investment income	28	23	31	34	34	116	119
Fee-based margin (2)	57	57	59	57	54	230	223
Net underwriting gain (loss) and other revenue	193	184	226	151	195	754	657
Net revenue (3)	278	263	316	242	284	1,099	1,001
Administrative expenses	(127)	(140)	(145)	(143)	(134)	(555)	(535)
Premium taxes, fees and assessments	(48)	(49)	(50)	(52)	(52)	(199)	(200)
Net commissions	(41)	(40)	(44)	(45)	(39)	(170)	(165)
DAC/VOBA and other intangibles amortization	(11)	(12)	(14)	(12)	(12)	(49)	(39)
Adjusted operating earnings before income taxes	51	22	63	(10)	47	126	59
Adjusted Operating Margin TTM	11.4%	11.0%	14.7%	13.6%	6.0%
Group life:
Premiums	152	156	155	165	162	628	658
Benefits (7)	(81)	(112)	(110)	(116)	(120)	(419)	(530)
Other (4)	(3)	(2)	(3)	(3)	(3)	(11)	(11)
Total Group life	68	42	43	47	39	200	117
Group life Loss Ratio (interest adjusted) (5)	53.6%	72.1%	70.6%	70.0%	74.2%	66.7%	80.5%
Group Stop loss:
Premiums	368	381	382	391	388	1,522	1,617
Benefits (6)	(311)	(325)	(304)	(375)	(324)	(1,315)	(1,449)
Other (4)	(1)	(1)	(1)	(1)	(1)	(4)	(6)
Total Group Stop loss	56	55	77	14	62	202	163
Stop loss Loss Ratio (5)	84.6%	85.4%	79.5%	96.0%	83.6%	86.4%	89.6%
Voluntary Benefits, Disability, and Other (7)	70	87	106	90	94	353	377
Net underwriting gain (loss) and other revenue
Premiums	717	736	743	744	739	2,940	3,029
Benefits (7)	(524)	(551)	(515)	(591)	(542)	(2,181)	(2,361)
Other (4)	(1)	(1)	(2)	(2)	(2)	(6)	(10)
Total Net underwriting gain (loss) and other revenue	193	184	226	151	195	754	657
Total Aggregate Loss Ratio (5)	73.0%	75.0%	69.4%	79.5%	73.4%	74.2%	78.0%
Total Aggregate Loss Ratio TTM (5)	74.2%	74.3%	73.2%	73.9%	78.0%
(1) See page 36 for additional detail on Alternative investment income.
(2) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products.
(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(5) Reported Loss ratios reflect aggregate loss ratios in the quarter net of reinsurance. They include claims paid and premiums earned in the quarter and change in reserves including prior period developments.

(6) The third quarter of 2026 reflects a $5 million reserve release on the 2025 policy year.
(7) The annual assumption update in the third quarter of 2026 resulted in a favorable impact of $28 million in Group life, partially offset by an unfavorable impact of $16 million in Supplemental Health and Voluntary.

Voya Financial	Page 27 of 46
Employee Benefits Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Sales by Product Line:
Group life and Disability	10	12	71	7	29	100	132
Stop loss	20	3	276	27	59	326	351
Voluntary and Other (1)	13	29	121	11	17	174	166
Total sales by product line	43	44	468	45	105	600	649

Total gross premiums and deposits	806	823	838	825	837	3,292	3,422

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	905	913	916	965	989	905	989
Stop loss	1,476	1,537	1,563	1,578	1,572	1,476	1,572
Voluntary and Other (1)	1,128	1,139	1,157	1,103	1,100	1,128	1,100
Total annualized in-force premiums and fees by product line	3,509	3,589	3,636	3,646	3,662	3,509	3,662

Assets Under Management by Fund Group:
General account	1,827	1,872	1,737	1,805	1,906	1,827	1,906
Separate account	19	19	18	19	19	19	19
Total AUM	1,846	1,892	1,755	1,824	1,925	1,846	1,925

(1) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Corporate

Voya Financial	Page 29 of 46

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Interest expense (excluding Preferred stock dividends) (1)	(31)	(34)	(31)	(30)	(30)	(126)	(123)
Preferred stock dividends	(16)	(4)	(17)	(4)	(16)	(41)	(41)
Pension expense (2)	(13)	(13)	(13)	(13)	(13)	(52)	(51)
Other (3)(4)	(31)	(53)	(2)	(47)	(22)	(133)	(23)
Adjusted operating earnings before income taxes, including noncontrolling interest	(91)	(104)	(63)	(94)	(81)	(352)	(238)
Less: Earnings (loss) attributable to the noncontrolling interest	(3)	(2)	(2)	(3)	(1)	(10)	(3)
Adjusted operating earnings before income taxes	(87)	(102)	(61)	(90)	(80)	(341)	(236)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other postretirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, severance expenses incurred in the ordinary course of business, corporate insurance costs, investment income on assets backing surplus in excess of amounts held at the segment level, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

(4) 2026 includes pre-tax severance expenses of approximately $25 million in the third quarter and approximately $40 million in the second quarter.

Administrative Expenses and Adjusted Operating Return on Capital

Voya Financial	Page 31 of 46
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Retirement	(265)	(275)	(286)	(271)	(254)	(1,097)	(997)
Investment Management	(183)	(181)	(192)	(198)	(177)	(754)	(723)
Employee Benefits	(127)	(140)	(145)	(143)	(134)	(555)	(535)
Total Administrative Expenses (1)	(575)	(596)	(623)	(612)	(565)	(2,406)	(2,255)

(1) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, severance expenses incurred in the ordinary course of business, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 32 of 46
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Retirement
Adjusted operating earnings before income taxes - before interest	920	915	960	959	913
Income tax expense	127	127	137	139	131
Adjusted Operating Earnings - before interest and after income taxes	793	788	823	820	782
Adjusted Operating effective tax rate (1)	14.6%	12.1%	12.9%	14.9%	15.0%
Adjusted Operating effective tax rate TTM	13.8%	13.9%	14.3%	14.5%	14.3%
Average Capital	3,810	3,798	3,783	3,747	3,674
Ending Capital (2)	3,820	3,836	3,852	3,746	3,791
Adjusted Return on Capital	20.9%	20.8%	21.8%	21.9%	21.3%

Investment Management
Adjusted operating earnings before income taxes - before interest (3)	233	237	231	226	220
Income tax expense	49	50	49	47	46
Adjusted Operating Earnings - before interest and after income taxes (3)	184	187	182	179	174
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	867	874	877	876	870
Ending Capital (2)	849	855	872	876	883
Adjusted Return on Capital	21.2%	21.4%	20.9%	20.4%	20.1%

Employee Benefits
Adjusted operating earnings before income taxes - before interest	126	122	169	152	59
Income tax expense	26	26	35	32	12
Adjusted Operating Earnings - before interest and after income taxes	100	96	134	120	47
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	1,247	1,262	1,275	1,288	1,291
Ending Capital (2)	1,229	1,229	1,237	1,259	1,295
Adjusted Return on Capital	8.0%	7.6%	10.4%	9.3%	3.6%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and tax credits in our Retirement segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

(3) Excludes Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Investment Information

Voya Financial	Page 34 of 46
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	9/30/2026				6/30/2026				9/30/2026
Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	11,116	29.0%	145	5.2%	10,806	28.0%	147	5.5%	11,116	29.0%	428	5.3%
Private credit	8,658	22.0%	116	5.5%	8,722	23.0%	109	5.0%	8,658	22.0%	340	5.3%
Securitized (2)(3)	9,552	25.0%	122	5.4%	9,418	25.0%	129	5.5%	9,552	25.0%	382	5.4%
Commercial mortgage loans	5,512	14.0%	71	5.4%	5,452	14.0%	69	5.0%	5,512	14.0%	207	5.1%
Municipals	534	1.0%	5	3.9%	536	1.0%	5	4.0%	534	1.0%	16	3.9%
Short-term / Treasury	977	3.0%	9	4.5%	685	2.0%	8	4.4%	977	3.0%	23	4.4%
Equity securities	192	—%	3	6.3%	197	1.0%	3	6.1%	192	—%	9	6.1%
Policy loans	354	1.0%	4	4.5%	358	1.0%	4	4.9%	354	1.0%	13	4.8%
Derivatives	(1)	—%	3	N/A	(5)	—%	3	N/A	(1)	—%	10	N/A
Book Values and Gross Investment Income before variable components	36,894	95.0%	478	5.3%	36,170	95.0%	478	5.3%	36,894	95.0%	1,428	5.3%

Book Values and Gross Investment Income on variable components
Limited partnership (4)	1,898	5.0%	44	9.9%	1,872	5.0%	(15)	-3.0%	1,898	5.0%	61	4.4%
Prepayment / Other fee income	N/A	—%	7	0.1%	N/A	—%	11	0.1%	N/A	—%	23	0.1%
Book Values and Gross Investment Income (variable)	1,898	5.0%	51	N/A	1,872	5.0%	(4)	N/A	1,898	5.0%	84	N/A
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	38,792	100.0%	528	5.6%	38,042	100.0%	474	5.0%	38,792	100.0%	1,512	5.3%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, funds withheld asset receivables, and other miscellaneous items are excluded.

(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes is excluded.

(4) Includes assets and income related to foreclosed real estate.

Voya Financial	Page 35 of 46
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	6/30/2026		3/31/2026		12/31/2025		9/30/2025
Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	10,850	28.0%	10,865	28.0%	11,035	28.0%	10,913	28.0%
Private credit	8,623	23.0%	8,753	23.0%	8,408	22.0%	8,367	22.0%
Securitized	9,406	25.0%	9,589	25.0%	9,988	26.0%	9,979	26.0%
Municipals	536	1.0%	552	1.0%	598	2.0%	606	2.0%
Short-term / Treasury	753	2.0%	732	2.0%	709	2.0%	637	2.0%
Total Fixed maturities	30,169	79.0%	30,491	79.0%	30,738	79.0%	30,501	79.0%
Commercial mortgage loans	5,449	14.0%	5,619	15.0%	5,560	14.0%	5,371	14.0%
Limited partnership	1,779	5.0%	1,831	5.0%	1,815	5.0%	1,913	5.0%
Equity securities	706	2.0%	689	2.0%	662	2.0%	626	2.0%
Total	38,102	100.0%	38,630	100.0%	38,775	100.0%	38,410	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	16,586	55.0%	16,707	55.0%	16,987	55.0%	16,695	55.0%
NAIC 2	12,338	41.0%	12,389	41.0%	12,448	40.0%	12,470	41.0%
NAIC 3 and below	1,245	4.0%	1,395	5.0%	1,303	4.0%	1,335	4.0%
Total Fixed maturities	30,169	100.0%	30,491	100.0%	30,738	100.0%	30,501	100.0%

Commercial Mortgage Loans:
CML 1	3,736	69.0%	3,912	70.0%	3,970	71.0%	3,905	73.0%
CML 2	1,305	24.0%	1,265	23.0%	1,235	22.0%	1,092	20.0%
CML 3 and below	408	7.0%	442	8.0%	355	6.0%	374	7.0%
Total Commercial mortgage loans	5,449	100.0%	5,619	100.0%	5,560	100.0%	5,371	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 36 of 46
Alternative Investment Income

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Retirement (1)
Alternative investment income at long-term expectations (2)	35	37	37	37	37	146	143
Alternative investment income above (below) expectations	5	(49)	(8)	10	5	(42)	(4)
Alternative investment income	40	(12)	29	47	42	104	139
Average alternative investments	1,572	1,651	1,645	1,644	1,657	1,628	1,603

Investment Management (1)
Alternative investment income at long-term expectations (2)	7	7	7	7	7	27	30
Alternative investment income above (below) expectations	(3)	(6)	—	(1)	4	(10)	(5)
Alternative investment income	4	—	7	6	11	17	25
Average alternative investments	300	292	305	314	331	303	335

Employee Benefits (1)
Alternative investment income at long-term expectations (2)	5	5	5	5	7	20	23
Alternative investment income above (below) expectations	(2)	(8)	—	3	—	(7)	(2)
Alternative investment income	3	(3)	5	8	7	13	22
Average alternative investments	235	214	216	238	284	226	251

Total (1)
Alternative investment income at long-term expectations (2)	47	48	49	49	51	193	197
Alternative investment income above (below) expectations	—	(63)	(8)	12	9	(59)	(11)
Alternative investment income	47	(15)	41	61	60	134	186
Average alternative investments	2,107	2,157	2,166	2,196	2,272	2,157	2,189

(1) Excludes assets and income related to foreclosed real estate.
(2) The long-term expected return for alternative investments and investment capital is 9% annually.

Reconciliations

Voya Financial	Page 38 of 46
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
	9/30/2026			6/30/2026			3/31/2026			12/31/2025			9/30/2025
(in millions USD, except per share)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		193	2.09		90	0.97		165	1.75		136	1.41		176	1.80
Plus: Net income (loss) attributable to noncontrolling interests		44	0.47		(76)	(0.83)		13	0.14		9	0.09		80	0.83
Less: Preferred stock dividends		(16)	(0.18)		(4)	(0.04)		(17)	(0.18)		(4)	(0.04)		(16)	(0.17)
Income (loss)	287	253	2.75	34	18	0.19	230	195	2.07	169	149	1.54	307	272	2.79
Less:
Net investment gains (losses)	(29)	(23)	(0.25)	(21)	(16)	(0.18)	(37)	(30)	(0.31)	4	3	0.03	(16)	(12)	(0.13)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(17)	(13)	(0.14)	(29)	(23)	(0.25)	(26)	(21)	(0.22)	(25)	(20)	(0.21)	(52)	(42)	(0.43)
Net income (loss) attributable to noncontrolling interests	44	44	0.47	(76)	(76)	(0.83)	13	13	0.14	9	9	0.09	80	80	0.83
Dividend payments made to preferred shareholders	16	16	0.18	4	4	0.04	17	17	0.18	4	4	0.04	16	16	0.17
Other adjustments (3)	(15)	(11)	(0.12)	(11)	(10)	(0.11)	6	2	0.02	(50)	(35)	(0.36)	(11)	(10)	(0.10)
Adjusted operating earnings	288	240	2.60	167	140	1.51	257	214	2.26	226	188	1.94	290	239	2.45

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the three months ended March 31, 2026, also includes a $15 million, after-tax, gain on the sale of an office building. For the three months ended December 31, 2025, also includes a $19 million, after-tax, net actuarial loss related to pension and other postretirement benefit obligations and $14 million, after-tax, of severance expenses.

Voya Financial	Page 39 of 46
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Nine Months Ended
	9/30/2026			9/30/2025
(in millions USD, except per share)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		448	4.82		477	4.88
Plus: Net income (loss) attributable to noncontrolling interests		(19)	(0.21)		70	0.72
Less: Preferred stock dividends		(37)	(0.40)		(37)	(0.38)
Income (loss)	551	466	5.01	668	584	5.98
Less:
Net investment gains (losses)	(87)	(69)	(0.74)	(46)	(37)	(0.37)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(72)	(57)	(0.61)	(122)	(96)	(0.99)
Net income (loss) attributable to noncontrolling interests	(19)	(19)	(0.21)	70	70	0.72
Dividend payments made to preferred shareholders	37	37	0.40	37	37	0.38
Other adjustments (3)	(19)	(20)	(0.22)	(82)	(64)	(0.66)
Adjusted operating earnings	711	594	6.38	811	674	6.90

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the nine months ended September 30, 2026, also includes a $15 million, after-tax, gain on the sale of an office building. For the nine months ended September 30, 2025, also includes $24 million, after-tax, of severance expenses.

Voya Financial	Page 40 of 46
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Twelve Months Ended
	9/30/2026			9/30/2025
(in millions USD, except per share)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		584	6.22		570	5.82
Plus: Net income (loss) attributable to noncontrolling interests		(10)	(0.11)		94	0.97
Less: Preferred stock dividends		(41)	(0.44)		(41)	(0.42)
Income (loss)	720	615	6.55	788	705	7.21
Less:
Net investment gains (losses)	(83)	(65)	(0.70)	(47)	(37)	(0.38)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(97)	(77)	(0.82)	(143)	(113)	(1.16)
Net income (loss) attributable to noncontrolling interests	(10)	(10)	(0.11)	94	94	0.97
Dividend payments made to preferred shareholders	41	41	0.44	41	41	0.42
Other adjustments (3)	(70)	(55)	(0.59)	(114)	(91)	(0.93)
Adjusted operating earnings	938	781	8.32	958	811	8.29

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the twelve months ended September 30, 2026, also includes a $19 million, after-tax, net actuarial loss related to pension and other postretirement benefit obligations and $14 million, after-tax, of severance expenses, partially offset by a $15 million, after-tax, gain on the sale of an office building. For the twelve months ended September 30, 2025, also includes $29 million, after-tax, of severance expenses, $20 million, after-tax, of intangible asset write-offs, and $4 million, after-tax, related to an insurance company guaranty fund assessment net of premium tax credits, partially offset by a $20 million, after-tax, net actuarial gain related to pension and other postretirement benefit obligations.

Voya Financial	Page 41 of 46
Reconciliation of Adjusted Operating Revenues and Adjusted Operating Benefits and Expenses

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Total revenues	2,025	1,896	2,031	2,111	2,128	5,952	6,078
Less:
Net investment gains (losses)	(28)	(31)	(22)	(8)	(9)	(82)	(53)
Revenues (losses) related to businesses exited or to be exited through reinsurance or divestment	6	21	19	31	28	47	86
Revenues (loss) attributable to noncontrolling interests	66	(37)	46	37	115	75	177
Other adjustments	41	61	55	45	50	157	137
Total adjusted operating revenues	1,940	1,883	1,932	2,006	1,942	5,755	5,731

Adjusted operating revenues by segment
Retirement	867	799	821	866	853	2,487	2,475
Investment Management	260	255	251	290	257	766	740
Employee Benefits	808	821	855	845	829	2,484	2,502
Corporate	5	8	5	6	3	18	14
Total adjusted operating revenues	1,940	1,883	1,932	2,006	1,942	5,755	5,731

Total benefits and expenses	(1,738)	(1,862)	(1,801)	(1,942)	(1,821)	(5,401)	(5,410)
Less:
Changes in market risk benefits	(1)	12	(16)	12	(7)	(4)	6
Benefits and expenses related to businesses exited or to be exited through reinsurance or divestment	(23)	(50)	(45)	(56)	(81)	(119)	(208)
Expenses attributable to noncontrolling interests	(37)	(56)	(43)	(45)	(51)	(136)	(148)
Dividend payments made to preferred shareholders	16	4	17	4	16	37	37
Other adjustments	(56)	(71)	(49)	(94)	(63)	(177)	(219)
Total adjusted operating benefits and expenses	(1,637)	(1,701)	(1,665)	(1,763)	(1,635)	(5,002)	(4,880)
Adjusted operating benefits and expenses by segment
Retirement	(601)	(609)	(612)	(610)	(592)	(1,822)	(1,772)
Investment Management	(183)	(181)	(192)	(198)	(177)	(556)	(541)
Employee Benefits	(757)	(799)	(792)	(856)	(783)	(2,348)	(2,340)
Corporate	(96)	(112)	(69)	(99)	(84)	(276)	(226)
Total adjusted operating benefits and expenses	(1,637)	(1,701)	(1,665)	(1,763)	(1,635)	(5,002)	(4,880)

Voya Financial	Page 42 of 46
Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Retirement
Adjusted operating revenues	page 9	867	799	821	866	853	3,353	3,206
Interest credited and other benefits to contract owners/policyholders		(229)	(227)	(226)	(234)	(235)	(916)	(909)
Net revenue	page 16	638	573	595	631	618	2,437	2,296

Investment Management
Adjusted operating revenues	page 9	260	255	251	290	257	1,056	1,010
Net revenue	page 20	260	255	251	290	257	1,056	1,010

Employee Benefits
Adjusted operating revenues	page 9	808	821	855	845	829	3,329	3,390
Interest credited and other benefits to contract owners/policyholders		(530)	(558)	(538)	(603)	(546)	(2,229)	(2,390)
Net revenue	page 26	278	263	316	242	284	1,099	1,001

Consolidated
Total Adjusted operating revenues	page 9	1,940	1,883	1,932	2,006	1,942	7,761	7,627
Interest credited and other benefits to contract owners/policyholders		(759)	(785)	(764)	(838)	(781)	(3,146)	(3,299)
Corporate Adjusted operating revenues (1)		(5)	(8)	(5)	(6)	(3)	(24)	(22)
Net revenue	pages 16/20/26	1,175	1,091	1,163	1,163	1,159	4,592	4,307

(1) Includes primarily investment income on assets backing surplus in excess of amounts held at the segment level.

Voya Financial	Page 43 of 46
Reconciliation of Adjusted Operating Return on Common Equity Excluding AOCI and NOL DTA

	Twelve Months Ended
(in millions USD)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
TTM Net Income (loss) available to Voya Financial, Inc.'s common shareholders	584	567	639	613	570
TTM Average Total Voya Financial, Inc. Shareholders' Equity	4,667	4,807	4,765	4,612	4,464
TTM Return on Voya Financial, Inc Equity	12.5%	11.8%	13.4%	13.3%	12.8%
Less:
TTM Impact of Preferred Equity, excluded from denominator of Adjusted ROE, ex AOCI	-1.9%	-1.7%	-2.0%	-2.0%	-2.0%
TTM Impact of AOCI, excluded from denominator of Adjusted ROE, ex AOCI	4.8%	4.2%	4.9%	5.1%	5.3%
TTM Net investment gains (losses), after-tax	-1.1%	-0.9%	-1.0%	-0.5%	-0.6%
TTM Income (loss) related to businesses exited or to be exited through reinsurance or divestment, after-tax	-1.2%	-1.7%	-1.8%	-1.9%	-1.9%
TTM Other adjustments, after-tax	-0.9%	-0.9%	-1.2%	-1.7%	-1.5%
TTM Adjusted operating return on Voya Financial, Inc. common equity, ex AOCI	12.8%	12.8%	14.5%	14.3%	13.6%
Less:
Impact of NOL DTA, excluded from denominator of Adjusted ROE, ex AOCI and NOL DTA	-3.5%	-3.6%	-4.2%	-4.3%	-4.3%
TTM Adjusted operating return on Voya Financial, Inc. common equity, ex AOCI and NOL DTA	16.3%	16.4%	18.7%	18.6%	17.9%

Voya Financial	Page 44 of 46
Reconciliation of Book Value Per Common Share, Excluding AOCI and Leverage Ratio

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Book value per common share, including AOCI	35.65	44.96	43.79	46.28	45.55	35.65	45.55
Per share impact of AOCI	32.24	21.55	22.31	19.06	18.64	32.24	18.64
Book value per common share, excluding AOCI	67.89	66.50	66.09	65.34	64.18	67.89	64.18

Debt to capital ratio	35.4%	31.0%	34.9%	29.8%	29.8%	35.4%	29.8%
Plus:
Capital impact of adding noncontrolling interest	-9.2%	-7.0%	-7.7%	-6.8%	-6.9%	-9.2%	-6.9%
Impact of adding other financial obligations and treatment of preferred stock (1)	10.4%	9.6%	8.9%	9.1%	8.8%	10.4%	8.8%
Capital impact of excluding AOCI	-9.4%	-6.0%	-6.4%	-5.1%	-5.0%	-9.4%	-5.0%
Financial leverage ratio excluding AOCI	27.2%	27.6%	29.7%	27.0%	26.7%	27.2%	26.7%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.

Appendix

Voya Financial	Page 46 of 46
Quarterly Loss Ratio Development for Group Stop Loss

	Estimated Ultimate Loss Ratio as of
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025

2026 Stop Loss Policy Year (1)	87%	87%	87%	—%	—%	—%	—%

2025 Stop Loss Policy Year (1)	89%	89%	90%	90%	87%	87%	87%

2024 Stop Loss Policy Year (Largely Developed) (1)	88%	88%	89%	89%	90%	90%	92%

Reported Loss Ratio for Stop Loss (2)	85%	85%	80%	96%	84%	80%	75%
(1) Loss ratios by policy year reflect expected loss ratios for business sold in that policy year gross of reinsurance.
(2) Reported Loss ratios reflect aggregate loss ratios in the quarter net of reinsurance. They include claims paid and premiums earned in the quarter and change in reserves including prior period developments.